                            DOLLAR TREE STORES, INC.
             COMBINED COMPANIES, AFTER GIVING EFFECT TO THE POOLING
                            BALANCE SHEET INFORMATION
                                 (In thousands)
                                   (Unaudited)



                                          Mar. 31,   Jun. 30,    Sept. 30,   Dec. 31,    Mar. 31,
                                            1998       1998        1998        1998        1999
    ASSETS
Current assets:
    Cash and cash equivalents            $  8,002    $  8,932    $  9,355    $ 74,644    $ 20,997
    Merchandise inventories               150,399     179,237     210,747     142,706     176,615
    Deferred tax asset                      5,347       6,238       6,664       6,709       7,099
    Prepaid expenses and other
     current assets                         7,249       6,079       9,379       7,451       6,625
                                          -------     -------     -------     -------     -------
      Total current assets                170,997     200,486     236,145     231,510     211,336
                                          -------     -------     -------     -------     -------

Property and equipment, net                93,060      98,459     114,055     122,503     126,551
Deferred tax asset                          2,092       2,457       2,617       2,194       2,291
Goodwill, net                              43,996      43,514      43,033      42,551      42,069
Other assets, net                           2,515       2,355       2,279       6,429       6,037
                                          -------     -------     -------     -------     -------
      TOTAL ASSETS                       $312,660    $347,271    $398,129    $405,187    $388,284
                                          =======     =======     =======     =======     =======

    LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt    $ 10,880    $ 20,964    $ 53,982    $ 16,500    $ 18,500
    Accounts payable                       49,359      53,739      63,836      53,030      42,538
    Income taxes payable                    3,898       2,284           0      21,353       5,936
    Other current liabilities              25,449      20,203      18,921      26,445      16,605
                                          -------     -------     -------     -------     -------
      Total current liabilities            89,586      97,190     136,739     117,328      83,579
                                          -------     -------     -------     -------     -------

Long-term debt                             40,490      53,000      50,000      30,000      30,000
Other liabilities                           6,662       6,645       8,040       9,043       8,516
                                          -------     -------     -------     -------     -------
      Total liabilities                   136,738     156,835     194,779     156,371     122,095
                                          -------     -------     -------     -------     -------

Common stock                                  407         613         613         614         618
Additional paid-in capital                 42,791      46,068      46,910      53,030      59,422
Retained earnings                         132,724     143,755     155,827     195,172     206,149
                                          -------     -------     -------     -------     -------
      Total shareholders' equity          175,922     190,436     203,350     248,816     266,189
      TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY             $312,660    $347,271    $398,129    $405,187    $388,284
                                          =======     =======     =======     =======     =======



                            DOLLAR TREE STORES, INC.
             COMBINED COMPANIES, AFTER GIVING EFFECT TO THE POOLING
                          INCOME STATEMENT INFORMATION
                 (In thousands except store and per share data)
                                   (Unaudited)

                                                                               Year      Quarter
                                               Quarter Ended                   Ended      Ended

                                 March 31,  June 30,   Sept. 30,  Dec. 31,    Dec. 31   March 31,
                                   1998       1998        1998      1998       1998       1999

Net sales                        $180,599   $205,209   $210,008   $348,307   $944,122   $227,044
Cost of sales                     116,610    131,130    132,014    209,327    589,080    146,179
Merger related costs                    0          0          0      1,301      1,301          0
                                  -------    -------    -------    -------    -------    -------
     Gross profit                  63,989     74,079     77,994    137,679    353,741     80,865
                                  -------    -------    -------    -------    -------    -------
Selling, general and administrative expenses:
   Operating expenses              45,997     49,463     51,312     62,010    208,782     56,125
   Merger related expenses              0          0          0      4,024      4,024          0
   Depreciation and amortization    4,414      4,889      5,174      6,041     20,518      6,220
                                  -------    -------    -------    -------   --------    -------
     Total selling, general and
      administrative expenses      50,411     54,352     56,486     72,075    233,324     62,345
                                  -------    -------    -------    -------   --------    -------

Operating income                   13,578     19,727     21,508     65,604    120,417     18,520
Interest expense                      708      1,051      1,531      1,041      4,331        482
                                  -------    -------    -------    -------    -------    -------
Income before income taxes         12,870     18,676     19,977     64,563    116,086     18,038
Provision for income taxes *        4,986      7,169      7,666     25,737     45,558      6,945
                                  -------    -------    -------    -------    -------    -------

     Net income *                $  7,884   $ 11,507   $ 12,311   $ 38,826   $ 70,528   $ 11,093
                                  =======    =======    =======    =======    =======    =======

Pro forma net income per share:*
   Basic net income per share    $   0.13   $   0.19   $   0.20   $   0.63   $   1.15   $   0.18
                                  =======    =======    =======    =======    =======    =======
   Weighted average number of
     common shares outstanding     60,920     61,182     61,296     61,342     61,185     61,543
                                  =======    =======    =======    =======    =======    =======

   Diluted net income per share  $   0.12   $   0.17   $   0.18   $   0.57   $   1.04   $   0.16
                                  =======    =======    =======    =======    =======    =======
   Weighted average number of
     common shares and dilutive
     potential common shares
     outstanding                   67,321     67,644     67,750     67,787     67,626     67,909
                                  =======    =======    =======    =======    =======    =======
STORE DATA:
Comparable store sales increase       6.4%      11.9%       5.5%       5.2%       6.8%       5.2%
Number of stores open at end of
  period                            1,003      1,063      1,139      1,179      1,179      1,227
Total gross square footage
  (in thousands)                    4,368      4,716      5,122      5,376      5,376      5,785
Total selling square footage
  (in thousands)                    3,573      3,854      4,191      4,398      4,398      4,818

* Amounts include a pro forma adjustment for C-corporation income taxes relating to ONLY $ONE of $96 for March 31, 1998, $299 for June 30, 1998, $111 for
September  30,  1998,  $519 for  December  31,  1998,  $1,025 for the year ended
December 31, 1998 and $234 for March 31, 1999.